UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2011

Asia Carbon Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-167090	26-2895795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Wall Street
11th Floor
New York, NY		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 623-6999

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibits hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.02                      Results of Operations and Financial Condition.

On March 9, 2011, Asia Carbon Industries, Inc. issued a press release announcing its financial results for the year ended December 31, 2010. The full text of the press releases is attached hereto as Exhibit 99.1.

Item 9.01

99.1           Press Release dated March 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 9, 2011

ASIA CARBON INDUSTRIES, INC.

By:           /s/ Xiaolong Zhou
Name:           Xiaolong Zhou
Title:             Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 9, 2011.